FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 5, 2000
                                ................


                            GREATER COMMUNITY BANCORP
       .................................................................
             (Exact name of registrant as specified in its charter)




            NEW JERSEY               0-14294            22-2545165
       .................................................................
         (State or other           (Commission         (IRS Employer
          jurisdiction of           File No.)           Identification No.)
          incorporation)



                    55 UNION BOULEVARD, TOTOWA, NEW JERSEY  07512
       .................................................................
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 973-942-1111
                                 ..............



       .................................................................
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On April 5, 2000, Greater Community Bancorp (the "Corporation") issued a press release announcing that William Olb had been appointed Senior Vice President and Senior Loan Officer of Great Falls Bank. A copy of the press release is attached hereto as an Exhibit. Item 7. Financial Statements and Exhibits. (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto: 99.1 Press Release issued April 5, 2000 relating to the appointment of William Olb as Senior Vice President and Senior Loan Officer of Great Falls Bank


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREATER COMMUNITY BANCORP
                                   ..............................
                                           (Registrant)


       APRIL 11, 2000              /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                    GEORGE E. IRWIN
                                    PRESIDENT AND C.E.O.

                            EXHIBIT 99.1

 [GRAPHIC OMITTED][GRAPHIC OMITTED]

55 Union Boulevard, P.O. Box 269, Totowa, NJ  07511-0269
(973) 942-1111 Fax (973) 942-9816
www.greatercommunity.com


                      FOR IMMEDIATE RELEASE

                                                        CONTACT: GEORGE E. IRWIN
                                                                       PRESIDENT
                                                           (973) 942-1111 X 1018
                                                                    SYMBOL: GFLS


     Totowa, NJ, April 5, 2000 - George E. Irwin, President of Great Falls Bank, a subsidiary of Greater Community Bancorp, announced today the appointment of William Olb as Senior Vice President and Senior Loan Officer. Mr. Olb brings to Greater Community Bancorp thirty-one years of lending and management experience. Most recently Olb was a First Vice President of Valley National Bank successor to Ramapo Bank. At Ramapo he was Senior Vice President and Senior Loan Officer.




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